UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________________________________

Date of Report (Date of earliest event reported): March 11, 2016 (March 9, 2016)

TYCO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in its Charter)

Ireland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836
(Commission File Number)

One Albert Quay
Albert Quay, Cork, Ireland
(Address of Principal Executive Offices, including Zip Code)
353-21-426-0000
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
The 2016 Annual General Meeting of Shareholders of Tyco International plc (the “Company”) was held on March 9, 2016 in Dublin, Ireland. At the meeting, the holders of 377,401,608 registered shares of the Company’s common stock were represented in person or by proxy, constituting a quorum. At the meeting, shareholders voted on the following proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement dated January 21, 2016. The vote results detailed below represent final results.

Proposal No. 1 – Election of the Board of Directors

Proposal No. 1 was the election, by separate resolutions, of each member of the Board of Directors. The following individuals were elected to serve on the Board of Directors until the conclusion of the next annual general meeting.

Name	For	Against	Abstain	Broker Non-Vote
Edward D. Breen	352,192,918	8,330,639	250,062	16,627,989
Herman E. Bulls	359,157,111	1,188,136	428,372	16,627,989
Michael E. Daniels	360,004,078	510,855	258,686	16,627,989
Frank M. Drendel	359,971,610	545,977	256,032	16,627,989
Brian Duperreault	358,624,549	1,890,410	258,660	16,627,989
Rajiv L. Gupta	357,117,902	3,399,244	256,473	16,627,989
George R. Oliver	359,119,702	1,411,655	242,262	16,627,989
Brendan R. O’Neill	356,955,965	3,567,596	250,058	16,627,989
Jürgen Tinggren	360,165,857	347,622	260,140	16,627,989
Sandra S. Wijnberg	358,262,270	2,254,330	257,019	16,627,989
R. David Yost	360,050,855	471,341	251,423	16,627,989

Proposal No. 2.a – Ratify Appointment of Independent Auditors

Proposal No. 2.a was a management proposal to ratify the appointment of Deloitte & Touche as the independent auditors of the Company. This proposal was approved by the requisite vote.

For	Against	Abstain
374,511,291	2,626,336	263,981

Proposal No. 2.b – Authorize the Audit Committee to set the Auditors’ Remuneration

Proposal No. 2.b was a management proposal to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. This proposal was approved by the requisite vote.

For	Against	Abstain
376,364,723	639,622	397,263

Proposal No. 3 – Authorize the Company to make Market Purchases of Company Shares
Proposal No. 3 was a management proposal to authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. This proposal was approved by the requisite vote.

For	Against	Abstain
376,443,095	605,538	352,975

Proposal No. 4 – Determine the Price Range at which the Company can Reissue Treasury Shares
Proposal No. 4 was a management proposal to determine the price range at which the Company can reissue shares that it holds as treasury shares. This proposal was approved by the requisite vote.

For	Against	Abstain
375,650,890	1,244,158	506,560

Proposal No. 5 – Advisory Vote on Executive Compensation

Proposal No. 5 was a management proposal to hold a non-binding advisory vote on the compensation of the Company’s executives, as described in the Proxy Statement. This proposal was approved by the requisite vote.

For	Against	Abstain	Broker Non-Vote
354,058,164	6,168,954	546,501	16,627,989

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL PLC
(Registrant)

	By:	/s/ ANDREA GOODRICH
Andrea Goodrich
Vice-President and Corporate Secretary

Date: March 11, 2016